FIST1 SA1 12/17

SUPPLEMENT DATED DECEMBER 6, 2017

TO THE STATEMENT OF ADDITONAL INFORMATION DATED MARCH 1, 2017

OF

FRANKLIN BALANCED FUND

FRANKLIN CONVERTIBLE SECURITIES FUND

FRANKLIN EQUITY INCOME FUND

FRANKLIN REAL RETURN FUND

(a series of Franklin Investors Securities Trust)

The Statement of Additional Information is amended as follows:

The second paragraph under the “Goals, Strategies and Risks—Glossary of Investments, Techniques, Strategies and Their Risks—Investment company securities” section is replaced with the following:

The Convertible Fund, Equity Income Fund and Real Return Fund will not acquire shares of other affiliated or unaffiliated open-end funds or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Please keep this supplement with your statement of additional information for future reference.

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